SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 19, 1999


                           K-V PHARMACEUTICAL COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-9601                                       43-0618919
(Commission File Number)                    (I.R.S. Employer Identification No.)

2503 South Hanley Road, St. Louis, Missouri             63144
(Address of Principal Executive Offices)              (Zip Code)

                                 (314) 645-6600
              (Registrant's Telephone Number, Including Area Code)

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         Item 2.  Acquisition or Disposition of Assets.

         On March 19, 1999, K-V Pharmaceutical Company (the "Registrant") acquired the worldwide rights and trademark for the product, Micro-K(R) (the "Assets"), from American Home Products Corporation acting through its Wyeth-Ayerst Laboratories division ("AHP") pursuant to an Asset Purchase Agreement dated February 11, 1999 (the "Agreement"). The Registrant acquired the Assets for a cash payment of $36 million.

         The total purchase price for the Assets acquired by the Registrant was determined by arm's length negotiation and was based upon, among other factors, the current and historical financial results of the Micro-K(R) product line. The Registrant funded $11 million of the purchase price from cash-on-hand and the remaining $25 million through borrowings under its existing credit facility with LaSalle National Bank, Chicago, Illinois.

         Other than in connection with the acquisition contemplated by the Agreement, AHP has not had any material relationship with the Registrant or any of its affiliates, any director of officer of the Registrant or any associate of any such director of officer.


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Item 7. Financial Statements and Exhibits.

Financial Statements and related pro forma financial information required pursuant to Regulation S-X concerning the acquisition described in Item 2 will be filed by amendment to this report not later than 60 after the date hereof.

Exhibits - The following exhibits are filed with this report:

Exhibit No.                        Document

2.1 Asset Purchase Agreement by and between K-V Pharmaceutical Company and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories division, dated as of February 11, 1999. Pursuant to Item 601(b)(2) of Regulation S-K, the Exhibits referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted Exhibit to the Commission upon request.

2.2      First Amendment to Asset Purchase Agreement dated March 19, 1999.

99.1     Press  Release  issued by K-V  Pharmaceutical  Company  dated March 22,
         1999.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 5, 1999

                                 K-V PHARMACEUTICAL COMPANY



                                 By:  /s/ Gerald R. Mitchell
                                     ------------------------------------------
                                     Gerald R. Mitchell, Vice President Finance
                                     (chief financial and accounting officer)


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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

     2.1 Asset Purchase Agreement by and between K-V Pharmaceutical Company and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories division, dated as of February 11, 1999. Pursuant to Item 601(b)(2) of Regulation S-K, the Exhibits referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted Exhibit to the Commission upon request.

     2.2       First Amendment to Asset Purchase Agreement dated March 19, 1999.

     99.1      Press Release  issued by K-V  Pharmaceutical  Company dated March
               22, 1999.